Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	1Q'24 vs. 1Q'23
EARNINGS
Net interest income	$4,405	$4,466	$4,362	$4,120	$4,051	$354	8.7%
Retailer share arrangements	(764)	(878)	(979)	(887)	(917)	153	(16.7)%
Other income	1,157	71	92	61	65	1,092	NM
Net revenue	4,798	3,659	3,475	3,294	3,199	1,599	50.0%
Provision for credit losses	1,884	1,804	1,488	1,383	1,290	594	46.0%
Other expense	1,206	1,316	1,154	1,169	1,119	87	7.8%
Earnings before provision for income taxes	1,708	539	833	742	790	918	116.2%
Provision for income taxes	415	99	205	173	189	226	119.6%
Net earnings	$1,293	$440	$628	$569	$601	$692	115.1%
Net earnings available to common stockholders	$1,282	$429	$618	$559	$590	$692	117.3%

COMMON SHARE STATISTICS
Basic EPS	$3.17	$1.04	$1.49	$1.32	$1.36	$1.81	133.1%
Diluted EPS	$3.14	$1.03	$1.48	$1.32	$1.35	$1.79	132.6%
Dividend declared per share	$0.25	$0.25	$0.25	$0.23	$0.23	$0.02	8.7%
Common stock price	$43.12	$38.19	$30.57	$33.92	$29.08	$14.04	48.3%
Book value per share	$35.03	$32.36	$31.50	$30.25	$29.08	$5.95	20.5%
Tangible common equity per share(1)	$30.36	$27.59	$27.18	$25.89	$24.71	$5.65	22.9%

Beginning common shares outstanding	406.9	413.8	418.1	428.4	438.2	(31.3)	(7.1)%
Issuance of common shares	—	—	—	—	—	—	NM
Stock-based compensation	2.0	0.4	0.2	0.2	1.5	0.5	33.3%
Shares repurchased	(7.5)	(7.3)	(4.5)	(10.5)	(11.3)	3.8	(33.6)%
Ending common shares outstanding	401.4	406.9	413.8	418.1	428.4	(27.0)	(6.3)%

Weighted average common shares outstanding	404.7	411.9	416.0	422.7	434.4	(29.7)	(6.8)%
Weighted average common shares outstanding (fully diluted)	408.2	414.6	418.4	424.2	437.2	(29.0)	(6.6)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	1Q'24 vs. 1Q'23
PERFORMANCE METRICS
Return on assets(1)	4.4%	1.5%	2.3%	2.1%	2.3%		2.1%
Return on equity(2)	35.6%	12.4%	18.1%	17.0%	18.2%		17.4%
Return on tangible common equity(3)	43.6%	14.7%	21.9%	20.6%	22.1%		21.5%
							—%
							—%
Net interest margin(4)	14.55%	15.10%	15.36%	14.94%	15.22%		(0.67)%
Net revenue as a % of average loan receivables, including held for sale	19.11%	14.56%	14.33%	14.29%	14.29%		4.82%
Efficiency ratio(5)	25.1%	36.0%	33.2%	35.5%	35.0%		(9.9)%
Other expense as a % of average loan receivables, including held for sale	4.80%	5.24%	4.76%	5.07%	5.00%		(0.20)%
Effective income tax rate	24.3%	18.4%	24.6%	23.3%	23.9%		0.4%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.31%	5.58%	4.60%	4.75%	4.49%		1.82%
30+ days past due as a % of period-end loan receivables(6)	4.74%	4.74%	4.40%	3.84%	3.81%		0.93%
90+ days past due as a % of period-end loan receivables(6)	2.42%	2.28%	2.06%	1.77%	1.87%		0.55%
Net charge-offs	$1,585	$1,402	$1,116	$1,096	$1,006	$579	57.6%
Loan receivables delinquent over 30 days(6)	$4,820	$4,885	$4,304	$3,641	$3,474	$1,346	38.7%
Loan receivables delinquent over 90 days(6)	$2,459	$2,353	$2,020	$1,677	$1,705	$754	44.2%

Allowance for credit losses (period-end)	$10,905	$10,571	$10,176	$9,804	$9,517	$1,388	14.6%
Allowance coverage ratio(7)	10.72%	10.26%	10.40%	10.34%	10.44%		0.28%

BUSINESS METRICS
Purchase volume(8)	$42,387	$49,339	$47,006	$47,276	$41,557	$830	2.0%
Period-end loan receivables	$101,733	$102,988	$97,873	$94,801	$91,129	$10,604	11.6%
Credit cards	$93,736	$97,043	$92,078	$89,299	$86,113	$7,623	8.9%
Consumer installment loans	$5,957	$3,977	$3,784	$3,548	$3,204	$2,753	85.9%
Commercial credit products	$1,912	$1,839	$1,879	$1,826	$1,690	$222	13.1%
Other	$128	$129	$132	$128	$122	$6	4.9%
Average loan receivables, including held for sale	$100,957	$99,683	$96,230	$92,489	$90,815	$10,142	11.2%
Period-end active accounts (in thousands)(9)	70,754	73,484	70,137	70,269	68,589	2,165	3.2%
Average active accounts (in thousands)(9)	71,667	71,526	70,308	69,517	69,494	2,173	3.1%

LIQUIDITY
Liquid assets
Cash and equivalents	$20,021	$14,259	$15,643	$12,706	$15,303	$4,718	30.8%
Total liquid assets	$21,929	$16,808	$17,598	$16,448	$18,778	$3,151	16.8%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$2,950	$2,950	$2,950	$—	—%
Total liquid assets and undrawn credit facilities(10)	$24,879	$19,758	$20,548	$19,398	$21,728	$3,151	14.5%
Liquid assets % of total assets	18.10%	14.31%	15.58%	15.13%	17.41%		0.69%
Liquid assets including undrawn credit facilities % of total assets	20.53%	16.82%	18.19%	17.85%	20.15%		0.38%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	1Q'24 vs. 1Q'23
Interest income:
Interest and fees on loans	$5,293	$5,323	$5,151	$4,812	$4,616	$677	14.7%
Interest on cash and debt securities	275	226	203	209	170	105	61.8%
Total interest income	5,568	5,549	5,354	5,021	4,786	782	16.3%

Interest expense:
Interest on deposits	954	878	800	717	557	397	71.3%
Interest on borrowings of consolidated securitization entities	105	99	86	78	77	28	36.4%
Interest on senior unsecured notes	104	106	106	106	101	3	3.0%
Total interest expense	1,163	1,083	992	901	735	428	58.2%

Net interest income	4,405	4,466	4,362	4,120	4,051	354	8.7%

Retailer share arrangements	(764)	(878)	(979)	(887)	(917)	153	(16.7)%
Provision for credit losses	1,884	1,804	1,488	1,383	1,290	594	46.0%
Net interest income, after retailer share arrangements and provision for credit losses	1,757	1,784	1,895	1,850	1,844	(87)	(4.7)%

Other income:
Interchange revenue	241	270	267	262	232	9	3.9%
Protection product revenue	141	139	131	125	115	26	22.6%
Loyalty programs	(319)	(369)	(358)	(345)	(298)	(21)	7.0%
Other	1,094	31	52	19	16	1,078	NM
Total other income	1,157	71	92	61	65	1,092	NM

Other expense:
Employee costs	496	538	444	451	451	45	10.0%
Professional fees	220	228	219	209	186	34	18.3%
Marketing and business development	125	138	125	133	131	(6)	(4.6)%
Information processing	186	190	177	179	166	20	12.0%
Other	179	222	189	197	185	(6)	(3.2)%
Total other expense	1,206	1,316	1,154	1,169	1,119	87	7.8%

Earnings before provision for income taxes	1,708	539	833	742	790	918	116.2%
Provision for income taxes	415	99	205	173	189	226	119.6%
Net earnings	$1,293	$440	$628	$569	$601	$692	115.1%

Net earnings available to common stockholders	$1,282	$429	$618	$559	$590	$692	117.3%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Mar 31, 2024 vs. Mar 31, 2023
Assets
Cash and equivalents	$20,021	$14,259	$15,643	$12,706	$15,303	$4,718	30.8%
Debt securities	3,005	3,799	2,882	4,294	4,008	(1,003)	(25.0)%
Loan receivables:
Unsecuritized loans held for investment	81,642	81,554	78,470	75,532	72,079	9,563	13.3%
Restricted loans of consolidated securitization entities	20,091	21,434	19,403	19,269	19,050	1,041	5.5%
Total loan receivables	101,733	102,988	97,873	94,801	91,129	10,604	11.6%
Less: Allowance for credit losses	(10,905)	(10,571)	(10,176)	(9,804)	(9,517)	(1,388)	14.6%
Loan receivables, net	90,828	92,417	87,697	84,997	81,612	9,216	11.3%
Goodwill	1,073	1,018	1,105	1,105	1,105	(32)	(2.9)%
Intangible assets, net	800	815	680	717	768	32	4.2%
Other assets	5,446	4,915	4,932	4,878	5,057	389	7.7%
Assets held for sale	—	256	—	—	—	—	NM
Total assets	$121,173	$117,479	$112,939	$108,697	$107,853	$13,320	12.4%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$83,160	$80,789	$77,669	$75,344	$74,008	$9,152	12.4%
Non-interest-bearing deposit accounts	394	364	397	421	417	(23)	(5.5)%
Total deposits	83,554	81,153	78,066	75,765	74,425	9,129	12.3%
Borrowings:
Borrowings of consolidated securitization entities	8,016	7,267	6,519	5,522	6,228	1,788	28.7%
Senior and Subordinated unsecured notes	8,117	8,715	8,712	8,709	8,706	(589)	(6.8)%
Total borrowings	16,133	15,982	15,231	14,231	14,934	1,199	8.0%
Accrued expenses and other liabilities	6,204	6,334	5,875	5,321	5,301	903	17.0%
Liabilities held for sale	—	107	—	—	—	—	NM
Total liabilities	105,891	103,576	99,172	95,317	94,660	11,231	11.9%
Equity:
Preferred stock	1,222	734	734	734	734	488	66.5%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,768	9,775	9,750	9,727	9,705	63	0.6%
Retained earnings	19,790	18,662	18,338	17,828	17,369	2,421	13.9%
Accumulated other comprehensive income (loss)	(69)	(68)	(96)	(96)	(102)	33	(32.4)%
Treasury stock	(15,430)	(15,201)	(14,960)	(14,814)	(14,514)	(916)	6.3%
Total equity	15,282	13,903	13,767	13,380	13,193	2,089	15.8%
Total liabilities and equity	$121,173	$117,479	$112,939	$108,697	$107,853	$13,320	12.4%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2024			Dec 31, 2023			Sep 30, 2023			Jun 30, 2023			Mar 31, 2023
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,405	$236	5.45%	$13,762	$188	5.42%	$12,753	$172	5.35%	$14,198	$178	5.03%	$12,365	$140	4.59%
Securities available for sale	3,432	39	4.57%	3,895	38	3.87%	3,706	31	3.32%	3,948	31	3.15%	4,772	30	2.55%

Loan receivables, including held for sale:
Credit cards	94,216	5,096	21.75%	93,744	5,162	21.85%	90,587	5,003	21.91%	87,199	4,679	21.52%	85,904	4,497	21.23%
Consumer installment loans	4,734	149	12.66%	3,875	116	11.88%	3,656	108	11.72%	3,359	94	11.22%	3,103	83	10.85%
Commercial credit products	1,878	45	9.64%	1,934	42	8.62%	1,861	38	8.10%	1,808	36	7.99%	1,697	34	8.13%
Other	129	3	9.35%	130	3	9.16%	126	2	6.30%	123	3	9.78%	111	2	7.31%
Total loan receivables, including held for sale	100,957	5,293	21.09%	99,683	5,323	21.19%	96,230	5,151	21.24%	92,489	4,812	20.87%	90,815	4,616	20.61%
Total interest-earning assets	121,794	5,568	18.39%	117,340	5,549	18.76%	112,689	5,354	18.85%	110,635	5,021	18.20%	107,952	4,786	17.98%

Non-interest-earning assets:
Cash and due from banks	944			886			964			976			1,024
Allowance for credit losses	(10,677)			(10,243)			(9,847)			(9,540)			(9,262)
Other assets	6,973			6,616			6,529			6,330			6,128
Total non-interest-earning assets	(2,760)			(2,741)			(2,354)			(2,234)			(2,110)

Total assets	$119,034			$114,599			$110,335			$108,401			$105,842

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,598	$954	4.65%	$78,892	$878	4.42%	$75,952	$800	4.18%	$74,812	$717	3.84%	$72,216	$557	3.13%
Borrowings of consolidated securitization entities	7,383	105	5.72%	6,903	99	5.69%	6,096	86	5.60%	5,863	78	5.34%	6,229	77	5.01%
Senior and Subordinated unsecured notes	8,630	104	4.85%	8,712	106	4.83%	8,710	106	4.83%	8,707	106	4.88%	8,442	101	4.85%

Total interest-bearing liabilities	98,611	1,163	4.74%	94,507	1,083	4.55%	90,758	992	4.34%	89,382	901	4.04%	86,887	735	3.43%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	390			379			401			420			411
Other liabilities	5,419			5,652			5,418			5,164			5,130
Total non-interest-bearing liabilities	5,809			6,031			5,819			5,584			5,541

Total liabilities	104,420			100,538			96,577			94,966			92,428

Equity
Total equity	14,614			14,061			13,758			13,435			13,414

Total liabilities and equity	$119,034			$114,599			$110,335			$108,401			$105,842
Net interest income		$4,405			$4,466			$4,362			$4,120			$4,051

Interest rate spread(1)			13.64%			14.22%			14.51%			14.16%			14.55%
Net interest margin(2)			14.55%			15.10%			15.36%			14.94%			15.22%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Mar 31, 2024 vs. Mar 31, 2023
BALANCE SHEET STATISTICS
Total common equity	$14,060	$13,169	$13,033	$12,646	$12,459	$1,601	12.9%
Total common equity as a % of total assets	11.60%	11.21%	11.54%	11.63%	11.55%		0.05%

Tangible assets	$119,300	$115,535	$111,154	$106,875	$105,980	$13,320	12.6%
Tangible common equity(1)	$12,187	$11,225	$11,248	$10,824	$10,586	$1,601	15.1%
Tangible common equity as a % of tangible assets(1)	10.22%	9.72%	10.12%	10.13%	9.99%		0.23%
Tangible common equity per share(1)	$30.36	$27.59	$27.18	$25.89	$24.71	$5.65	22.9%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.8%	14.9%	15.7%	15.7%	15.9%
Tier 1 risk-based capital ratio(5)	13.8%	12.9%	13.6%	13.6%	13.8%
Tier 1 leverage ratio(6)	12.0%	11.7%	12.2%	12.0%	12.1%
Common equity Tier 1 capital ratio	12.6%	12.2%	12.8%	12.8%	13.0%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at March 31, 2024 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	1Q'24 vs. 1Q'23
HOME & AUTO
Purchase volume(1)	$10,512	$11,421	$12,273	$12,853	$10,863	$(351)	(3.2)%
Period-end loan receivables	$32,615	$31,969	$31,648	$30,926	$29,733	$2,882	9.7%
Average loan receivables, including held for sale	$31,865	$31,720	$31,239	$30,210	$29,690	$2,175	7.3%
Average active accounts (in thousands)(2)	18,969	19,177	19,223	18,935	18,521	448	2.4%

Interest and fees on loans	$1,382	$1,403	$1,367	$1,275	$1,225	$157	12.8%
Other income	$33	$26	$28	$27	$25	$8	32.0%

DIGITAL
Purchase volume(1)	$12,628	$15,510	$13,808	$13,472	$12,261	$367	3.0%
Period-end loan receivables	$27,734	$28,925	$26,685	$25,758	$24,944	$2,790	11.2%
Average loan receivables, including held for sale	$28,081	$27,553	$26,266	$25,189	$24,982	$3,099	12.4%
Average active accounts (in thousands)(2)	21,349	21,177	20,768	20,559	20,564	785	3.8%

Interest and fees on loans	$1,567	$1,579	$1,530	$1,422	$1,363	$204	15.0%
Other income	$6	$(7)	$(6)	$(2)	$1	$5	NM

DIVERSIFIED & VALUE
Purchase volume(1)	$14,023	$16,987	$15,445	$15,356	$13,439	$584	4.3%
Period-end loan receivables	$19,559	$20,666	$18,865	$18,329	$17,702	$1,857	10.5%
Average loan receivables, including held for sale	$19,593	$19,422	$18,565	$17,935	$17,713	$1,880	10.6%
Average active accounts (in thousands)(2)	21,032	21,038	20,410	20,346	20,807	225	1.1%

Interest and fees on loans	$1,214	$1,204	$1,168	$1,091	$1,070	$144	13.5%
Other income	$(17)	$(30)	$(28)	$(21)	$(14)	$(3)	21.4%

HEALTH & WELLNESS
Purchase volume(1)	$3,980	$3,870	$3,990	$4,015	$3,690	$290	7.9%
Period-end loan receivables	$15,065	$14,521	$14,019	$13,327	$12,581	$2,484	19.7%
Average loan receivables, including held for sale	$14,697	$14,251	$13,600	$12,859	$12,309	$2,388	19.4%
Average active accounts (in thousands)(2)	7,611	7,447	7,276	7,063	6,887	724	10.5%

Interest and fees on loans	$869	$866	$844	$786	$735	$134	18.2%
Other income	$66	$82	$74	$54	$61	$5	8.2%

LIFESTYLE
Purchase volume(1)	$1,244	$1,550	$1,490	$1,580	$1,302	$(58)	(4.5)%
Period-end loan receivables	$6,604	$6,744	$6,483	$6,280	$5,971	$633	10.6%
Average loan receivables, including held for sale	$6,631	$6,568	$6,383	$6,106	$5,919	$712	12.0%
Average active accounts (in thousands)(2)	2,642	2,620	2,556	2,529	2,611	31	1.2%

Interest and fees on loans	$255	$255	$249	$232	$223	$32	14.3%
Other income	$8	$7	$8	$7	$7	$1	14.3%

CORP, OTHER
Purchase volume(1)	$—	$1	$—	$—	$2	$(2)	(100.0)%
Period-end loan receivables	$156	$163	$173	$181	$198	$(42)	(21.2)%
Average loan receivables, including held for sale	$90	$169	$177	$190	$202	$(112)	(55.4)%
Average active accounts (in thousands)(2)	64	67	75	85	104	(40)	(38.5)%

Interest and fees on loans	$6	$16	$(7)	$6	$—	$6	NM
Other income	$1,061	$(7)	$16	$(4)	$(15)	$1,076	NM

TOTAL SYF
Purchase volume(1)	$42,387	$49,339	$47,006	$47,276	$41,557	$830	2.0%
Period-end loan receivables	$101,733	$102,988	$97,873	$94,801	$91,129	$10,604	11.6%
Average loan receivables, including held for sale	$100,957	$99,683	$96,230	$92,489	$90,815	$10,142	11.2%
Average active accounts (in thousands)(2)	71,667	71,526	70,308	69,517	69,494	2,173	3.1%

Interest and fees on loans	$5,293	$5,323	$5,151	$4,812	$4,616	$677	14.7%
Other income	$1,157	$71	$92	$61	$65	$1,092	NM

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$15,282	$13,903	$13,767	$13,380	$13,193
Less: Preferred stock	(1,222)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,073)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(800)	(839)	(680)	(717)	(768)
Tangible common equity	$12,187	$11,225	$11,248	$10,824	$10,586
Add: CECL transition amount	573	1,146	1,146	1,146	1,146

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	225	229	255	255	258
Common equity Tier 1	$12,985	$12,600	$12,649	$12,225	$11,990
Preferred stock	1,222	734	734	734	734
Tier 1 capital	$14,207	$13,334	$13,383	$12,959	$12,724

Add: Subordinated debt	741	741	741	741	740
Add: Allowance for credit losses includible in risk-based capital	1,399	1,389	1,322	1,282	1,239
Total Risk-based capital	$16,347	$15,464	$15,446	$14,982	$14,703

ASSET MEASURES(2)
Total average assets	$119,034	$114,599	$110,335	$108,401	$105,842
Adjustments for:
Add: CECL transition amount	573	1,146	1,146	1,146	1,146
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,631)	(1,671)	(1,507)	(1,537)	(1,564)
Total assets for leverage purposes	$117,976	$114,074	$109,974	$108,010	$105,424

Risk-weighted assets	$103,242	$103,460	$98,451	$95,546	$92,379

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,207	$13,334	$13,383	$12,959	$12,724
Less: CECL transition adjustment	(573)	(1,146)	(1,146)	(1,146)	(1,146)
Tier 1 capital (CECL fully phased-in)	$13,634	$12,188	$12,237	$11,813	$11,578
Add: Allowance for credit losses	10,905	10,571	10,176	9,804	9,517
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$24,539	$22,759	$22,413	$21,617	$21,095

Risk-weighted assets	$103,242	$103,460	$98,451	$95,546	$92,379
Less: CECL transition adjustment	(290)	(580)	(580)	(580)	(580)
Risk-weighted assets (CECL fully phased-in)	$102,952	$102,880	$97,871	$94,966	$91,799

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$35.03	$32.36	$31.50	$30.25	$29.08
Less: Goodwill	(2.68)	(2.72)	(2.67)	(2.65)	(2.58)
Less: Intangible assets, net	(1.99)	(2.05)	(1.65)	(1.71)	(1.79)
Tangible common equity per share	$30.36	$27.59	$27.18	$25.89	$24.71

(1) Regulatory measures at March 31, 2024 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions, except per share statistics)

ADJUSTED FINANCIAL MEASURES	Quarter Ended
Mar 31, 2024
Net revenue:
Net revenue	$4,798
Less: Pets Best pre-tax gain on sale included in Other income	(1,069)
Adjusted Net revenue	$3,729

Net earnings:
Net earnings	$1,293
Less: Pets Best gain on sale after-tax	(802)
Adjusted Net earnings	$491
Preferred dividends	(11)
Adjusted Net earnings available to common stockholders	$480

Diluted earnings per share:
Diluted earnings per share	$3.14
Less: Pets Best gain on sale impact	(1.96)
Adjusted Diluted earnings per share	$1.18

Return on assets:
Return on assets(1)	4.4%
Less: Pets Best gain on sale impact	(2.7)%
Adjusted Return on assets	1.7%

Return on equity:
Return on equity(2)	35.6%
Less: Pets Best gain on sale impact	(21.8)%
Adjusted Return on equity	13.8%

Return on tangible common equity:
Return on tangible common equity(3)	43.6%
Less: Pets Best gain on sale impact	(26.8)%
Adjusted Return on tangible common equity	16.8%

Efficiency ratio:
Efficiency Ratio(4)	25.1%
Less: Pets Best gain on sale impact	7.2%
Adjusted Efficiency ratio	32.3%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.